UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 9, 2008
Brush Engineered Materials Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-15885	34-1919973

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17876 St. Clair Avenue, Cleveland, Ohio		44110

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 216-486-4200
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On May 9, 2008, Brush Engineered Materials Inc. updated its website with the speech and presentation from its Annual Meeting of Shareholders. A copy of the speech and presentation is attached hereto as Exhibit 99.1 and 99.2, respectively, and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
Exhibits:

Exhibit Number	Description of Exhibit

99.1	Speech from Brush Engineered Materials, Inc. Annual Meeting of Shareholders dated May 7, 2008

99.2	Presentation from Brush Engineered Materials, Inc. Annual Meeting of Shareholders dated May 7, 2008
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brush Engineered Materials Inc.
May 9, 2008	By:	Michael C. Hasychak
Michael C. Hasychak
Vice President, Treasurer and Secretary

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